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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     September 24, 2003 (September 24, 2003)

                         AMERICAN TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       0-24248                87-0361799
           --------                       -------                ----------
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
        Incorporation)                                       Identification No.)


  13114 Evening Creek Drive South, San Diego, California             92128
  ------------------------------------------------------             -----
         (Address of Principal Executive Offices)                  (Zip Code)

                                 (858) 679-2114
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events and Regulation FD Disclosure

         1. On September 24, 2003, American Technology Corporation (the "Company") issued a press release announcing the settlement of litigation brought against the Company by HST, Inc., the Company's former contract manufacturer. A copy of the press release is attached to this report as Exhibit
99.1 and is incorporated herein by reference.

         2. On September 24, 2003, the Company issued a letter from its Chairman to the shareholders updating them on recent events. A copy of the letter is attached to this report as Exhibit 99.2 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired. None

(b)      Pro Forma Financial Information. None

(c)      Exhibits.

         99.1 Press Release dated September 24, 2003 concerning settlement of litigation brought be HST, Inc.

         99.2 Shareholder letter dated September 24, 2003 concerning recent events.


Item 12. Results of Operation and Financial Condition.

         On September 24, 2003, the Company issued a press release announcing a restatement of financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN TECHNOLOGY CORPORATION


Date: September 24, 2003                By: /s/ ELWOOD G. NORRIS
                                            -----------------------------------
                                            Elwood G. Norris
                                            Chairman of the Board



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